SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

              Pursuant to Section 13(a) or 15(d) of the Securities
                              Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 27, 1996

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      0-10971                 52-1508198
         --------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
        of incorporation)                                   Identification No.)


1627 K Street, Washington, DC                                     20006
- --------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (202-466-4090)













Page 1 of 6 total pages                       Exhibit Index appears on page 5

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------


Upon recommendation of the Audit Committee, the Company solicited bids for the audit of the Company's financial statements. KPMG Peat Marwick LLP was previously the Company's and the Bank's principal independent public accountants in 1995 and had served the Company and the Bank in that capacity since their organization. On August 27, 1996, KPMG's appointment as principal accountants was terminated and Arthur Andersen LLP was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

In connection with the audits as of December 31, 1995 and 1994 and for each of the years in the three year period ended December 31, 1995 and the subsequent interim period through August 27, 1996, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of the Company and the Bank as of December 31, 1995 and 1994 and for each of the years in the three year period ended December 31, 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from KPMG Peat Marwick LLP is included as Exhibit 1.

 Item 7. Financial Statements and Exhibits
         ---------------------------------


Exhibit No.         Description
- -----------         -----------

1. Letter to Securities and Exchange Commission from KPMG Peat Marwick LLP regarding resignation as principal accountants for Abigail Adams National Bancorp, Inc.

































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





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          ABIGAIL ADAMS NATIONAL BANCORP, INC.



Date: September 4, 1996                   By: /s/ Kimberly J. Levine
                                              ----------------------
                                              Kimberly J. Levine
                                              Senior Vice President, Treasurer
                                              Chief Financial Officer

                              EXHIBIT INDEX

                                                                Page at Which
                                                                Exhibit Appears
                                                                in Sequentially
Exhibit No.                   Description                       Numbered Copy
- -----------                   -----------                       -------------


   1                Letter  to  Securities  and  Exchange             6
                    Commission from KPMG Peat Marwick LLP
                    regarding resignation as principal
                    accountants    for   Abigail    Adams
                    National Bancorp, Inc.










                                    5